FINANCIAL EXPENSES	12 Months Ended
Dec. 31, 2018
FINANCIAL EXPENSES
FINANCIAL EXPENSES

4.    FINANCIAL EXPENSES

	2018	2017	2016

Interest on long-term debt	$287.8	$274.7	$288.0
Amortization of financing costs and long-term debt discount	6.8	6.9	7.0
Interest on net defined benefit liability	6.2	5.8	6.7
Loss (gain) on foreign currency translation on short-term monetary items	2.3	(2.0)	0.5
Interest from the parent corporation	(14.8)	—	—
Other	(7.8)	(3.6)	(0.2)
	$280.5	$281.8	$302.0